Exhibit 10.3
Loan No. 68890396
ACKNOWLEDGEMENT, CONFIRMATION AND ESTOPPEL
(SPI)
     This Acknowledgement, Confirmation and Estoppel, dated as of June 22, 2010 (this “Estoppel”) is made by Solar Power, Inc., a California corporation (“SPI”) in favor of Umpqua Bank, an Oregon corporation (“Lender”), and is made pursuant to and in connection with (i) that certain Operations and Maintenance Agreement dated December 11, 2009 by and between SPI and Solar Tax Partners 1, LLC, a California limited liability company (“Borrower”) (the “Operations Agreement”), a copy of which is attached hereto as Exhibit A and incorporated herein by this reference; and (ii) that certain Photovoltaic System Energy Output Guaranty dated as of December 18, 2009, executed by SPI in favor of Borrower and Master Tenant 2008-C LLC, a Delaware limited liability company (“Master Tenant”) (the “Output Guaranty”), a copy of which is attached hereto as Exhibit B and incorporated herein by this reference..
     SPI acknowledges that it has been advised that Borrower has applied to Lender for a loan (the “Loan”) to be secured by, among other collateral, a collateral assignment of Borrower’s rights under the Operations Agreement (the “Operations Agreement Assignment”), and Borrower’s and Master Tenant’s rights under the Output Guaranty (the “Output Guaranty Assignment”). At the request of Lender, and in order to induce Lender to make the Loan, SPI certifies and represents to Lender as follows:
A. Operations Agreement
     1. The Operations Agreement is in full force and effect, and has not been amended. Neither SPI nor, to the actual knowledge of SPI, Borrower, is in default under the Operations Agreement, nor has any event or condition occurred that, with the giving of notice or the passage of time, would constitute a default under the Operations Agreement or entitle SPI to cease providing services and otherwise performing its obligations under the Operations Agreement.
     2. SPI acknowledges and consents to the Operations Agreement Assignment to secure Borrower’s obligations to Lender under the Loan.
     3. To the actual knowledge of SPI, there is no existing lease, mortgage, security interest or other interest in or lien which could attach to the Operations Agreement other than the Operations Agreement Assignment.
     4. SPI agrees that it shall give written notice to Lender (the “Default Notice”) of any event or circumstance that would entitle SPI to terminate the Operations Agreement or to suspend its services thereunder on the basis of any default or alleged default by Borrower (a) so long as any monetary default (i.e., a default that may be cured by the mere payment of money to SPI or a third person) is cured within thirty (30) calendar days after the date of delivery of the Default Notice; or (b) in the case of a Non-Curable Default, so long as Lender, within thirty (30) calendar days of delivery of the Default Notice, cures any monetary default(s) and also commences, and thereafter diligently prosecutes to completion, such efforts as may be necessary for it to obtain control of the SEF (as defined in the Operations Agreement), which may include foreclosure under the deed of trust executed by Borrower, as trustor, for the benefit of Lender, as beneficiary, to further secure the Loan (the “Deed of Trust”), either judicially or by power of sale, or to obtain a deed in lieu of such foreclosure. Non-Curable Defaults include, but are not limited to, any defaults that cannot be cured by Lender, the filing of any bankruptcy proceedings by or on behalf of Borrower (whether the proceedings are voluntary or involuntary), Borrower’s general assignment for the benefit of creditors, or appointment of a receiver for Borrower or any of its assets. All cure periods afforded Lender under this provision shall be suspended during the pendency of any writ, order, or injunction of any court, or the automatic stay of proceedings imposed by bankruptcy law, which
Acknowledgement, Confirmation
and Estoppel

Loan No. 68890396
effectively prevent Lender from commencing or prosecuting a foreclosure under the Deed of Trust, or taking any other action necessary to cure any default under the Operations Agreement or to succeed to the interests of Borrower under the Operations Agreement. Upon the completion of foreclosure proceedings or an assignment in lieu thereof, all Non-Curable Defaults will be deemed waived by SPI. Lender has no obligation to cure any defaults or events of default of Borrower under the Operations Agreement, only the right to do so. SPI agrees to accept the cure of a Borrower default by Lender.
     5. SPI agrees that, notwithstanding that Lender may succeed to the rights or obligations of Borrower under the Operations Agreement, Lender shall not be obligated to indemnify SPI with respect to any claims arising out of events, conditions or circumstances that came into existence or occurred prior to the date that Lender succeeded to the rights or obligations of Borrower under the Operations Agreement.
     6. SPI agrees that by Lender’s acceptance of this Estoppel and the Operations Agreement Assignment, Lender has not become personally liable under the terms and obligations of the Operations Agreement and Lender will not become so liable unless and until it assumes said obligations and is recognized by SPI as the Owner under said Operations Agreement and shall be liable only so long as Lender maintains ownership of the estate conferred by the Operations Agreement.
     7. SPI acknowledges and agrees that should Lender succeed to any of the obligations of Borrower under the Operations Agreement, Lender shall have the right to further assign those rights and obligations to one or more persons or entities having the capacity to perform the obligations of Borrower under the Operations Agreement.
B. Output Guaranty.
     1. The Output Guaranty is in full force and effect, and has not been amended. No event or condition has occurred that, with the giving of notice or the passage of time, would entitle SPI to terminate the Output Guaranty or cease performance of its obligations under the Output Guaranty.
     2. SPI acknowledges and consents to the Output Guaranty Assignment to secure Borrower’s obligations to Lender under the Loan.
     3. To the actual knowledge of SPI, there is no existing lease, mortgage, security interest or other interest in or lien which could attach to the Output Guaranty other than the Output Guaranty Assignment.
     4. SPI agrees that it shall give written notice to Lender (the “Default Notice”) of any event or circumstance that would entitle SPI to terminate the Output Guaranty or to cease performance of its obligations thereunder on the basis of any default or alleged default by Borrower or Master Tenant (a) so long as any monetary default (i.e., a default that may be cured by the mere payment of money to SPI or a third person) is cured within thirty (30) calendar days after the date of delivery of the Default Notice; or (b) in the case of a Non-Curable Default, so long as Lender, within thirty (30) calendar days of delivery of the Default Notice, cures any monetary default(s) and also commences, and thereafter diligently prosecutes to completion, such efforts as may be necessary for it to obtain control of the PV System (as defined in the Output Guaranty), which may include foreclosure under the deed of trust executed by Borrower, as trustor, for the benefit of Lender, as beneficiary, to further secure the Loan (the “Deed of Trust”), either judicially or by power of sale, or to obtain a deed in lieu of such foreclosure. Non-Curable Defaults include, but are not limited to, any defaults that cannot be cured by Lender, the filing of any bankruptcy proceedings by or on behalf of Borrower or Master Tenant (whether the proceedings are voluntary or involuntary), Borrower’s or Master Tenant’s general assignment for the benefit of creditors, or appointment of a receiver for Borrower or Master Tenant, or for any of their respective assets. All cure
Acknowledgement, Confirmation
and Estoppel

Loan No. 68890396
periods afforded Lender under this provision shall be suspended during the pendency of any writ, order, or injunction of any court, or the automatic stay of proceedings imposed by bankruptcy law, which effectively prevent Lender from commencing or prosecuting a foreclosure under the Deed of Trust, or taking any other action necessary to cure any default under the Output Guaranty or to succeed to the interests of Borrower and/or Master Tenant under the Output Guaranty. Upon the completion of foreclosure proceedings or an assignment in lieu thereof, all Non-Curable Defaults will be deemed waived by SPI. Lender has no obligation to cure any defaults or events of default of Borrower or Master Tenant under the Output Guaranty, only the right to do so. SPI agrees to accept the cure of a Borrower default or a Master Tenant default by Lender.
     5. SPI acknowledges and agrees that should Lender succeed to any of the rights or obligations of Borrower or Master Tenant under the Output Guaranty, Lender shall have the right to further assign those rights to one or more persons or entities having the capacity to perform the obligations of Borrower or Master Tenant under the Output Guaranty.
C. General Provisions
     1. As used in this Estoppel, the term “actual knowledge of SPI” shall mean the actual knowledge of those officers or agents of SPI responsible for management of SPI’s rights and responsibilities under the Operations Agreement and the Output Guaranty, after diligent inquiry.
     2. All notices required to be given by SPI to Lender may be delivered in person to the below-named officer, or transmitted via facsimile with receipt confirmed by telephone, or by Federal Express or other similar overnight delivery service, overnight charges prepaid, and addressed as follows:

Umpqua Bank
Attn: Ed Jensen
One Capitol Mall, Suite 600
Sacramento, CA 95814
Facsimile: (916) 556-1570

With a copy to:	Kraft Opich, LLP
7509 Madison Avenue, Suite 111
Citrus Heights, CA 95610
Attention: Martha Evensen Opich
Facsimile: (916) 880-3045
[Signatures appear on following page]
Acknowledgement, Confirmation
and Estoppel

Loan No. 68890396
     Whereupon, this Estoppel is executed as of the date first above written.

Solar Power, Inc., a California corporation
By:	/s/ Stephen C. Kircher
Its: CEO